                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) June 25, 2004

              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

      033-36767-03                                        36-3731520
(Commission File Number                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

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              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events and Regulation FD Disclosure

On June 25, 2004 the  Registrant has caused to be  made available  by the
Trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended May 31, 2004, which are attached as Exhibit 20 hereto.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on itsbehalf by the undersigned thereunto duly authorized.

                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  June 25, 2004                   By: /s/PAUL MARTIN
                                              Paul Martin
                                              Vice President and Controller

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                              FORM 8-K

                           EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #106, Series 1995-1
               made available on June 25, 2004

20.1 (A)       4.45 The percentages and all other information calculated
               pursuant to Sections 6.01 and 7.01 of the Supplement,
               Certificate #106

20.2           Monthly Servicer and Settlement Certificate #72, Series 1998-1
               made available on June 25, 2004

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #72

20.3           Monthly Servicer and Settlement Certificate #47, Series 2000-1
               made available on June 25, 2004

20.3 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #47

20.4           Monthly Servicer and Settlement Certificate #11, Series 2003-1
               made available on June 25, 2004

20.4 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #11

20.5           Dealer Note Master Trust Series Data for the June 25, 2004
               Distribution Date

====================================================================================================================================

                                                          EXHIBIT 20.1

                                      MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 106

                                                   DEALER NOTE MASTER TRUST

                                                    CLASS A, DEALER NOTE
                                                  ASSET BACKED CERTIFICATES,
                                                        SERIES 1995-1

Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1995-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of June 25, 2004, the Transfer Date of June 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on May 31, 2004 and the Distribution Period ended
June 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                         83,677.23

    3.2 The amount of ITEC Finance Charges for the Due Period                      2,253,495.77

    3.3 The average daily balance of Dealer Notes outstanding during the Due
        Period                                                                   933,421,512.31

    3.4 The total amount of Advance Reimbursements for the Due Period                      0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due
        Period                                                                   267,560,620.87

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master
        Trust during the Due Period                                              326,867,103.93

    3.7 The amount of the Servicing Fee for the Due Period                           811,443.25

    3.8 The average daily Master Trust Seller's Interest during the Due Period   129,486,714.79

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the
        Supplement)                                                              135,087,747.65

   3.10 The aggregate amount of Collections for the Due Period                   307,484,557.43

   3.11 The aggregate amount of Finance Charge Collections for the Due Period      4,536,913.29

   3.12 The aggregate amount of Principal Collections for the Due Period         302,947,644.14

   3.13 The amount of Dealer Note Losses for the Due Period                             (500.00)

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due
        Period                                                                   973,731,897.85

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                         35,386,523.27

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments        35,355,849.80
        b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment              0.93%
        d.  The rating of each such Eligible Investment                                AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                           12,966,550.83

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)     Southland Int'l Trks
        ii)    Lee-Smith Inc.
        iii)   Wolfington Body Co., Inc
        iv)    Prairie International
        v)     J.Price Intl Truck, Inc

   3.19 Aggregate amount of delinquent principal payments (past due greater than
        30 days)as a percentage of the total principal amount outstanding, as of
        the end of the Due Period                                                         0.14%

   3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
        on 7/10/03 for the benefit of the Master Trust Certificateholders.           100,079.49

   3.21 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments           100,000.00
        b.  Description of each Eligible Investment:                             JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment              0.93%
        d.  The rating of each such Eligible Investment                                AAAm/Aaa

   3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
        made on the Distribution Date)                                               100,000.00

    4.0 Series 1995-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                      0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                31,000,000.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                31,000,000.00

    4.3 The Projected Spread for the following Distribution Period                 2,500,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                    2,500,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                 0.00

    4.6 The aggregate amount on deposit in the Negative
        Carry Reserve Fund as of the Transfer Date (after
        giving effect to the transactions set forth in
        Article IV of the Supplement)                                                      0.00

    4.7 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                  200,000,000.00

    4.8 The amount of Series Allocable Dealer Notes Losses for the Due Period           (125.37)

    4.9 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                             1,137,554.86

   4.10 The amount of Series Allocable Principal Collections for the Due Period   75,959,037.09

   4.11 The amount of Series Principal Account Losses for the Due Period                   0.00

   4.12 The amount of Investor Dealer Note Losses for the Due Period                    (105.27)

   4.13 The amount of Investor Finance Charge Collections for the Due Period         955,204.82

   4.14 The amount of Investor Principal Collections for the Due Period           63,782,698.18

   4.15 The amount of Available Certificateholder's Interest                         965,137.74
        Collections for the Due Period

   4.16 The amount of Series 1995-1 Shared Principal
        Collections for the Due Period                                            63,782,698.18

   4.17 The aggregate amount of the Series 1995-1 Principal
        Shortfall, if any, for the Due Period                                              0.00

   4.18 The Seller's Percentage for the Due Period                                       16.03%

   4.19 The Excess Seller's Percentage for the Due Period                                 3.43%

   4.20 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                        12,176,233.65

   4.21 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                               177,458.56

   4.22 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                             9,570,838.67

   4.23 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                             2,605,394.97

   4.24 The Controlled Amortization Amount, if applicable, for the Due Period              0.00

   4.25 The Minimum Series 1995-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                        37,869,498.44

   4.26 The Series 1995-1 Allocation Percentage for the Due Period                        25.07%

   4.27 The Floating Allocation Percentage for the Due Period                             83.97%

   4.28 The Principal Allocation Percentage, if applicable, for the Due Period             0.00%

   4.29 The total amount to be distributed on the Series
        1995-1 Certificates on the Distribution Date                                 412,168.21

   4.30 The total amount, if any, to be distributed on the Series
        1995-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                   0.00

   4.31 The total amount, if any, to be distributed on
        the Series 1995-1 Certificates on the Distribution
        Date allocable to interest on the Series 1995-1
        Certificates                                                                 241,326.39

   4.32 The Draw Amount as of the Transfer Date                                            0.00

   4.33 The amount of Investor Charge-Offs as of Transfer Date                             0.00

   4.34 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                       0.00

   4.35 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                               170,841.82

   4.36 The aggregate amount of funds on deposit in
        the Negative Carry Reserve Account  as of the end of
        the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                         0.00

   4.37 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                         0.00

   4.38 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                              2,500,000.00

   4.39 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                 0.00
        b.  Description of each Eligible Investment:                                         NA
        c.  The rate of interest applicable to each such Eligible Investment           _______%
        d.  The rating of each such Eligible Investment                                      NA

   4.40 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in Eligible Investments                 0.00
        b.  Description of each Eligible Investment:                                         NA
        c.  The rate of interest applicable to each such Eligible Investment           _______%
        d.  The rating of each such Eligible Investment                                      NA

   4.41 The amount of Excess Interest Collections for the Due Period                 548,439.06

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period                        63,782,698.18

   4.43 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                           4,530.47

   4.44 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                          0.00

   4.45 The percentages and all other information calculated
        pursuant to Sections 6.01 and 7.01 of the Supplement                     See Exhibit "A"

   4.46 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                    0.00

   4.47 The amount of Series 1995-1 Shared Seller's Principal
        Collections for the Due Period                                            12,176,233.65

   4.48 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                          28,001,949.33

   4.49 The amount of all Shared Seller's Principal Collections
        allocated to Series 1995-1 for the Due Period                                      0.00

   4.50 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                           0.00

   4.51 The aggregate amount of all Early Distributions Amounts
        paid or deemed paid for the Distribution Period                                    0.00

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                                                         Exhibit 20.1(A)
                                                         Series 1995 - 1

   4.45 The percentages and all other information calculated pursuant to Sections 6.01 & 7.01 of the Supplement.

        Section 6.01

            (b)The Invested Amount is not reduced to zero by the Expected Payment Date?                                    NO
                                                                                                                       -----------

        Section 7.01

            (d)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                 NO
                                                                                                                       -----------

            (g)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                           NO
                                                                                                                       -----------

                                                2 Months Past :       3.58%
                                                1 Month Past :        3.74%
                                                Current Month :       3.58%

            (h)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                  NO
                                                                                                                       -----------
                                        Master Trust Seller's Interest: $135,087,747.65

                                Master Trust Minimum Seller's Interest: $125,749,498.44

            (i)Turnover Ratio less than 1.7?                                                                               NO
                                                                                                                       -----------

                                        Turnover Ratio 3.77

            (j)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                        NO
                                                                                                                       -----------

                                  Dealer Note Loss Ratio:  0.00%

====================================================================================================================================

                                                           EXHIBIT 20.2

                                          MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 72

                                                     DEALER NOTE MASTER TRUST

                                                       CLASS A, DEALER NOTE
                                                    ASSET BACKED CERTIFICATES,
                                                           SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1998-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of June 25, 2004, the Transfer Date of June 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on May 31, 2004 and the Distribution Period ended
June 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

        1 NFC is Servicer under the Agreement.

        2 The undersigned is a Servicing Officer.

        3 Master Trust Information.

      3.1 The amount of the Advance, if any, for the Due Period                            83,677.23

      3.2 The amount of ITEC Finance Charges for the Due Period                         2,253,495.77

      3.3 The average daily balance of Dealer Notes outstanding during the Due
          Period                                                                      933,421,512.31

      3.4 The total amount of Advance Reimbursements for the Due Period                         0.00

      3.5 The aggregate principal amount of Dealer Notes repaid during the Due
          Period                                                                      267,560,620.87

      3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust
          during the Due Period                                                       326,867,103.93

      3.7 The amount of the Servicing Fee for the Due Period                              811,443.25

      3.8 The average daily Master Trust Seller's Interest during the Due Period      129,486,714.79

      3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
          effect to the transactions set forth in Article IV of the Supplement)       135,087,747.65

     3.10 The aggregate amount of Collections for the Due Period                      307,484,557.43

     3.11 The aggregate amount of Finance Charge Collections for the Due Period         4,536,913.29

     3.12 The aggregate amount of Principal Collections for the Due Period            302,947,644.14

     3.13 The amount of Dealer Note Losses for the Due Period                                (500.00)

     3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period   973,731,897.85

     3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
          of the Agreement)                                                            35,386,523.27

     3.16 Eligible Investments in the Excess Funding Account:
          a.  The aggregate amount of funds invested in Eligible Investments           35,355,849.80
          b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                 0.93%
          d.  The rating of each such Eligible Investment                                   AAAm/Aaa

     3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
          as of the end of the Due Period                                              12,966,550.83

     3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
          i)      Southland Int'l Trks
          ii)     Lee-Smith Inc.
          iii)    Wolfington Body Co., Inc
          iv)     Prairie International
          v)      J.Price Intl Truck, Inc

     3.19 Aggregate amount of delinquent principal payments (past due greater than
          30 days)as a percentage of the total principal amount outstanding, as of
          the end of the Due Period                                                            0.14%

     3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee
          Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
          on 7/10/03 for the benefit of the Master Trust Certificateholders.              100,079.49

     3.21 Eligible Investments in the Servicer Transition Fee Account:
          a.  The aggregate amount of funds invested in Eligible Investments              100,000.00
          b.  Description of each Eligible Investment:                        JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                 0.93%
          d.  The rating of each such Eligible Investment                                   AAAm/Aaa

     3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee
          Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on
          the Distribution Date)                                                          100,000.00

      4.0 Series 1998-1 Information.

      4.1 The Deficiency Amount as of the Transfer Date
          (after giving effect to the transactions set forth in
          Article IV of the Supplement)                                                         0.00

     4.2a The Maximum Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                   31,000,000.00

    4.2b. The Available Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                   31,000,000.00

      4.3 The Projected Spread for the following Distribution Period                    2,500,000.00

      4.4 The amount on deposit in the Spread Account as of
          the Transfer Date (after giving effect to the
          transactions set forth in Article IV of the Supplement)                       2,500,000.00

      4.5 The aggregate amount on deposit in the Liquidity
          Reserve Account as of the Transfer Date (after giving
          effect to the transactions  set forth in Article IV
          of the Supplement)                                                                    0.00

      4.6 The Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                     200,000,000.00

      4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period              (124.85)

      4.8 The amount of Series Allocable Finance Charge
          Collections for the Due Period                                                1,132,857.92

      4.9 The amount of Series Allocable Principal Collections for the Due Period      75,645,403.88

     4.10 The amount of Series Principal Account Losses for the Due Period                      0.00

     4.11 The amount of Investor Dealer Note Losses for the Due Period                       (105.26)

     4.12 The amount of Investor Finance Charge Collections for the Due Period            955,112.51

     4.13 The amount of Investor Principal Collections for the Due Period              63,776,534.75

     4.14 The amount of Available Certificateholder's Interest
          Collections for the Due Period                                                  965,012.69

     4.15 The amount of Series 1998-1 Shared Principal
          Collections for the Due Period                                               63,776,534.75

     4.16 The aggregate amount of the Series 1998-1 Principal
          Shortfall, if any, for the Due Period                                                 0.00

     4.17 The Seller's Percentage for the Due Period                                          15.69%

     4.18 The Excess Seller's Percentage for the Due Period                                    3.39%

     4.19 The aggregate amount of Seller's Principal Collections
          for the Due Period                                                           11,868,763.87

     4.20 The amount of Available Seller's Finance Charge
          Collections for the Due Period                                                  173,327.26

     4.21 The aggregate amount of Available Seller's Principal
          Collections for the Due Period                                                9,304,384.68

     4.22 The aggregate amount of Excess Seller's Principal
          Collections for the Due Period                                                2,564,379.19

     4.23 The Controlled Amortization Amount, if applicable,
          for the Due Period                                                                    0.00

     4.24 The Minimum Series 1998-1 Master Trust Seller's
          Interest as of the Distribution Date (after giving
          effect to the transactions set forth in Article IV
          of the Supplement)                                                           37,000,000.00

     4.25 The Series 1998-1 Allocation Percentage for
          the Due Period                                                                      24.97%

     4.26 The Floating Allocation Percentage for the
          Due Period                                                                          84.31%

     4.27 The Principal Allocation Percentage, if applicable,
          for the Due Period                                                                   0.00%

     4.28 The total amount to be distributed on the Series
          1998-1 Certificates on the Distribution Date                                    388,040.59

     4.29 The total amount, if any, to be distributed on the Series
          1998-1 Certificates on the Distribution Date
          allocable to the Invested Amount                                                      0.00

     4.30 The total amount, if any, to be distributed on
          the Series 1998-1 Certificates on the Distribution
          Date allocable to interest on the Series 1998-1
          Certificates                                                                    217,215.28

     4.31 The Draw Amount as of the Transfer Date                                               0.00

     4.32 The amount of Investor Charge-Offs as of
          Transfer Date                                                                         0.00

     4.33 The amount of reimbursement of Investor Charge-
          Offs as of the Transfer Date                                                          0.00

     4.34 The amount of the Investor Servicing Fee to be
          paid on such Distribution Date                                                  170,825.31

     4.35 The aggregate amount of funds on deposit in
          the Series Principal Account as of the end of the
          last day of the Due Period (after giving effect to the
          payments and adjustments made pursuant to Article
          IV of the Supplement and of the Agreement)                                            0.00

     4.36 The aggregate amount of funds on deposit in the
           Spread Account as of the end of the last day of
          the Due Period (after giving effect to payments and
          adjustments made pursuant to Article IV of the
          Supplement and the Agreement)                                                 2,500,000.00

     4.37 Eligible Investments in the Series Principal Account:
          a.  The aggregate amount of funds invested in Eligible Investments                    0.00
          b.  Description of each Eligible Investment:                                            NA
          c.  The rate of interest applicable to each such Eligible Investment               _______%
          d.  The rating of each such Eligible Investment                                         NA

     4.38 Eligible Investments in the Liquidity Reserve Account:
          a.  The aggregate amount of funds invested in Eligible Investments                    0.00
          b.  Description of each Eligible Investment:                                            NA
          c.  The rate of interest applicable to each such Eligible Investment               _______%
          d.  The rating of each such Eligible Investment                                         NA

     4.39 The amount of Excess Interest Collections for the Due Period                    572,252.86

     4.40 The amount of Investor Principal Collections treated
          as Shared Principal Collections for the Due Period                           63,776,534.75

     4.41 The amount of Excess Interest Collections for the
          Due Period allocated to other Series                                              4,719.24

     4.42 The amount of Investor Principal Collections treated
          as Shared Principal Collections for the Due Period
          allocated to Other Series                                                             0.00

     4.43 The percentages and all other information calculated
          pursuant to Section 6.01 of the Supplement                                 See Exhibit "A"

     4.44 The amount of Remaining Available Seller's Principal
           Collections for the Due Period                                                       0.00

     4.45 The amount of Series 1998-1 Shared Seller's Principal
          Collections for the Due Period                                               11,868,763.87

     4.46 The aggregate amount of Shared Seller's Principal
          Collections from Other Series for the Due Period                             28,309,419.10

     4.47 The amount of all Shared Seller's Principal Collections
          allocated to Series 1998-1 for the Due Period                                         0.00

     4.48 The aggregate amount of all Shared Seller's Principal
          Collections allocated to Other Series for the Due Period                              0.00

     4.49 The aggregate amount of all Early Distributions Amounts
          paid or deemed paid for the Distribution Period                                       0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                      Exhibit 20.2(A)
                                                     Series 1998 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                      NO
                                                                                                                         -----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                   NO
                                                                                                                         -----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                             NO
                                                                                                                         -----------

                                                2 Months Past :       3.58%
                                                1 Month Past :        3.74%
                                                Current Month :       3.58%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                    NO
                                                                                                                         -----------

                                          Master Trust Seller's Interest: $135,087,747.65

                                  Master Trust Minimum Seller's Interest: $125,749,498.44

            (k)Turnover Ratio less than 1.7?                                                                                 NO
                                                                                                                         -----------

                                            Turnover Ratio: 3.77%

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                          NO
                                                                                                                         -----------

                                     Dealer Note Loss Ratio:  0.00%

====================================================================================================================================

                                                             EXHIBIT 20.3

                                          MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 47

                                                     DEALER NOTE MASTER TRUST

                                                            DEALER NOTE
                                                    ASSET BACKED CERTIFICATES,
                                                           SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of June 25, 2004, the Transfer Date of June 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on May 31, 2004 and the Distribution Period ended
June 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                       83,677.23

     3.2 The amount of ITEC Finance Charges for the Due Period                    2,253,495.77

     3.3 The average daily balance of Dealer Notes outstanding during the Due
         Period                                                                 933,421,512.31

     3.4 The total amount of Advance Reimbursements for the Due Period                    0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due
         Period                                                                 267,560,620.87

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master
         during the Due Period                                                  326,867,103.93

     3.7 The amount of the Servicing Fee for the Due Period                         811,443.25

     3.8 The average daily Master Trust Seller's Interest during the Due Period 129,486,714.79

     3.9 The Master Trust Seller's Interest as of the Distribution Date
         (after giving effect to the transactions set forth in Article IV of
          the Supplement)                                                       135,087,747.65

    3.10 The aggregate amount of Collections for the Due Period                 307,484,557.43

    3.11 The aggregate amount of Finance Charge Collections for the Due Period    4,536,913.29

    3.12 The aggregate amount of Principal Collections for the Due Period       302,947,644.14

    3.13 The amount of Dealer Note Losses for the Due Period                           (500.00)

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due
         Period                                                                 973,731,897.85

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                       35,386,523.27

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments      35,355,849.80
         b.  Description of each Eligible Investment:                      JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment            0.93%
         d.  The rating of each such Eligible Investment                              AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                         12,966,550.83

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Southland Int'l Trks
         ii)     Lee-Smith Inc.
         iii)    Wolfington Body Co., Inc
         iv)     Prairie International
         v)      J.Price Intl Truck, Inc

    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)as a percentage of the total principal amount outstanding,
         as of the end of the Period                                                      0.14%

    3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
         as of the end of the Due Period                                         49,748,356.47

    3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement)
         established on 7/10/03 for the benefit of Master Trust Certificateholders. 100,079.49

    3.22 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments         100,000.00
         b.  Description of each Eligible Investment:                    JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment            0.93%
         d.  The rating of each such Eligible Investment                              AAAm/Aaa

    3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                    100,000.00

     4.0 Series 2000-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date
         (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                    0.00

    4.2a The Maximum Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                              19,080,000.00

   4.2b. The Available Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                              19,080,000.00

     4.3 The Projected Spread for the following Distribution Period               2,650,000.00

     4.4 The amount on deposit in the Spread Account as of
         the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                  2,650,000.00

     4.5 The aggregate amount on deposit in the Liquidity
         Reserve Account as of the Transfer Date (after giving
         effect to the transactions  set forth in Article IV
         of the Supplement)                                                               0.00

     4.6 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                212,000,000.00

     4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period         -124.89

     4.8 The amount of Series Allocable Finance Charge Collections for the
         Due Period                                                               1,133,250.25

     4.9 The amount of Series Allocable Principal Collections
         for the Due Period                                                      75,671,601.58

    4.10 The amount of Series Principal Account Losses for the Due Period                 0.00

    4.11 The amount of Investor Dealer Note Losses for the Due Period                  (111.58)

    4.12 The amount of Investor Finance Charge Collections for the Due Period     1,012,445.78

    4.13 The amount of Investor Principal Collections for the Due Period         67,604,897.27

    4.14 The amount of Available Certificateholder's Interest
         Collections for the Due Period                                           1,022,464.20

    4.15 The amount of Series 2000-1 Shared Principal
         Collections for the Due Period                                          67,604,897.27

    4.16 The aggregate amount of the Series 2000-1 Principal
         Shortfall, if any, for the Due Period                                            0.00

    4.17 The Seller's Percentage for the Due Period                                     10.66%

    4.18 The Excess Seller's Percentage for the Due Period                               3.09%

    4.19 The aggregate amount of Seller's Principal Collections
         for the Due Period                                                       8,066,592.73

    4.20 The amount of Available Seller's Finance Charge
         Collections for the Due Period                                             119,784.55

    4.21 The aggregate amount of Available Seller's Principal
         Collections for the Due Period                                           5,728,340.24

    4.22 The aggregate amount of Excess Seller's Principal
         Collections for the Due Period                                           2,338,252.49

    4.23 The Controlled Amortization Amount, if applicable,
         for the Due Period                                                               0.00

    4.24 The Minimum Series 2000-1 Master Trust Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                      25,440,000.00

    4.25 The Series 2000-1 Allocation Percentage for
         the Due Period                                                                 24.98%

    4.26 The Floating Allocation Percentage for the
         Due Period                                                                     89.34%

    4.27 The Principal Allocation Percentage, if applicable,
         for the Due Period                                                              0.00%

    4.28 The total amount to be distributed on the Series
         2000-1 Certificates on the Distribution Date                               430,857.77

    4.29 The total amount, if any, to be distributed on the Series
         2000-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                 0.00

    4.30 The total amount, if any, to be distributed on
         the Series 2000-1 Certificates on the Distribution
         Date allocable to interest on the Series 2000-1
         Certificates                                                               249,778.20

    4.31 The Draw Amount as of the Transfer Date                                          0.00

    4.32 The amount of Investor Charge-Offs as of
         Transfer Date                                                                    0.00

    4.33 The amount of reimbursement of Investor Charge-
         Offs as of the Transfer Date                                                     0.00

    4.34 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                             181,079.57

    4.35 The aggregate amount of funds on deposit in
         the Series Principal Account as of the end of the
         last day of the Due Period (after giving effect to the
         payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                       0.00

    4.36 The aggregate amount of funds on deposit in the
          Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                            2,650,000.00

    4.37 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in Eligible Investments               0.00
         b.  Description of each Eligible Investment:                                       NA
         c.  The rate of interest applicable to each such Eligible Investment          _______%
         d.  The rating of each such Eligible Investment                                    NA

    4.38 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in Eligible Investments               0.00
         b.  Description of each Eligible Investment:                                       NA
         c.  The rate of interest applicable to each such Eligible Investment          _______%
         d.  The rating of each such Eligible Investment                                    NA

    4.39 The amount of Excess Interest Collections for the Due Period               586,698.42

    4.40 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period                      67,604,897.27

    4.41 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                         4,908.01

    4.42 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period
         allocated to Other Series                                                        0.00

    4.43 The percentages and all other information calculated
         pursuant to Section 6.01 of the Supplement                             See Exhibit "A"

    4.44 The amount of Remaining Available Seller's Principal
          Collections for the Due Period                                                  0.00

    4.45 The amount of Series 2000-1 Shared Seller's Principal
         Collections for the Due Period                                           8,066,592.73

    4.46 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                        32,111,590.24

    4.47 The amount of all Shared Seller's Principal Collections
         allocated to Series 2000-1 for the Due Period                                    0.00

    4.48 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                         0.00

     5.0 Class A Certificate Information.

     5.1 The Class A Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                200,000,000.00

     5.2 The total amount to be distributed on the Class A Certificates
         on the Distribution Date - includes Investor Servicing Fee plus            403,545.06
         the Investor Interest Payment

     5.3 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to the
         Class A Invested Amount                                                          0.00

     5.4 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to interest
         on the Class A Certificates                                                232,715.28

     5.5 The amount of Class A Certificateholder Charge-Offs
         as of the Transfer Date                                                          0.00

     5.6 The amount of reimbursement of Class A Certificateholder
         Charge-Offs as of the Transfer Date                                              0.00

     6.0 Class B Certificate Information.

     6.1 The Class B Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                 12,000,000.00

     6.2 The total amount to be distributed on the Class B Certificates
         on the Distribution Date - includes Investor Servicing Fee plus             27,312.71
         the Investor Interest Payment

     6.3 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to the
         Class B Invested Amount                                                          0.00

     6.4 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to interest
         on the Class B Certificates                                                 17,062.92

     6.5 The amount of Class B Certificateholder Charge-Offs
         as of the Transfer Date                                                          0.00

     6.6 The amount of reimbursement of Class B Certificateholder
         Charge-Offs as of the Transfer Date                                              0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                          Exhibit 20.3(A)
                                                          Series 2000 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                              NO
                                                                                                                  ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                           NO
                                                                                                                  ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                     NO
                                                                                                                  ----------

                                             2 Months Past :      3.58%
                                             1 Month Past :       3.74%
                                             Current Month :      3.58%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                            NO
                                                                                                                  ----------

                                        Master Trust Seller's Interest: $135,087,747.65

                                Master Trust Minimum Seller's interest: $125,749,498.44

            (k)Turnover Ratio less than 1.7?                                                                         NO
                                                                                                                  ----------

                                           Turnover Ratio: 3.77

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                  NO
                                                                                                                  ----------

                                   Dealer Note Loss Ratio:  0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                          NO
                                                                                                                  ----------

                               Used Financed Vehicle Ratio:  5.05%

====================================================================================================================================

                                                           EXHIBIT 20.4

                                          MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 11

                                                      DEALER NOTE MASTER TRUST

                                                            DEALER NOTE
                                                    ASSET BACKED CERTIFICATES,
                                                           SERIES 2003-1

Under the Series 2003-1 Supplement dated as of July 10, 2003 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2003-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of June 25, 2004, the Transfer Date of June 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on May 31, 2004 and the Distribution Period ended
June 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per
Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

        1 NFC is Servicer under the Agreement.

        2 The undersigned is a Servicing Officer.

        3 Master Trust Information.

      3.1 The amount of the Advance, if any, Due for the Period                      83,677.23

      3.2 The amount of ITEC Finance Charges for the Due Period                   2,253,495.77

      3.3 The average daily balance of Dealer Notes outstanding during the Due
          Period                                                                933,421,512.31

      3.4 The total amount of Advance Reimbursements for the Due Period                   0.00

      3.5 The aggregate principal amount of Dealer Notes repaid during the Due
          Period                                                                267,560,620.87

      3.6 The aggregate principal amount of Dealer Notes purchased by the Master
          Trust during the Due Period                                           326,867,103.93

      3.7 The amount of the Servicing Fee for the Due Period                        811,443.25

      3.8 The average daily Master Trust Seller's Interest during the Due
          Period                                                                129,486,714.79

      3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the
          Supplement)                                                           135,087,747.65

     3.10 The aggregate amount of Collections for the Due Period                307,484,557.43

     3.11 The aggregate amount of Finance Charge Collections for the Due Period   4,536,913.29

     3.12 The aggregate amount of Principal Collections for the Due Period      302,947,644.14

     3.13 The amount of Dealer Note Losses for the Due Period                          (500.00)

     3.14 The aggregate amount of Dealer Notes as of the last day of the Due
          Period                                                                973,731,897.85

     3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
          of the Agreement)                                                      35,386,523.27

     3.16 Eligible Investments in the Excess Funding Account:
          a.  The aggregate amount of funds invested in Eligible Investments     35,355,849.80
          b.  Description of each Eligible Investment:                     JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment           0.93%
          d.  The rating of each such Eligible Investment                             AAAm/Aaa

     3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
          as of the end of the Due Period                                        12,966,550.83

     3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
          i)      Southland Int'l Trks
          ii)     Lee-Smith Inc.
          iii)    Wolfington Body Co., Inc
          iv)     Prairie International
          v)      J.Price Intl Truck, Inc

     3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding,
          as of the end of the Period                                                    0.14%

     3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
          as of the end of the Due Period                                        49,748,356.47

     3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
          Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement)
          established on 7/10/03 for the benefit of Master Trust
          Certificateholders.                                                       100,079.49

     3.22 Eligible Investments in the Servicer Transition Fee Account:
          a.  The aggregate amount of funds invested in Eligible Investments        100,000.00
          b.  Description of each Eligible Investment:                          JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment           0.93%
          d.  The rating of each such Eligible Investment                             AAAm/Aaa

     3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
          Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
          Distribution Date)                                                        100,000.00

      4.0 Series 2003-1 Information.

      4.1 The Deficiency Amount as of the Transfer Date
          (after giving effect to the transactions set forth in
          Article IV of the Supplement)                                                   0.00

     4.2a The Maximum Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                             19,080,000.00

    4.2b. The Available Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                             19,080,000.00

      4.3 The Projected Spread for the following Distribution Period              2,650,000.00

      4.4 The amount on deposit in the Spread Account as of
          the Transfer Date (after giving effect to the
          transactions set forth in Article IV of the Supplement)                 2,650,000.00

      4.5 The aggregate amount on deposit in the Liquidity
          Reserve Account as of the Transfer Date (after giving
          effect to the transactions  set forth in Article IV
          of the Supplement)                                                              0.00

      4.6 The Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                               212,000,000.00

      4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period        (124.89)

      4.8 The amount of Series Allocable Finance Charge
          Collections for the Due Period                                          1,133,250.25

      4.9 The amount of Series Allocable Principal Collections for the
          Due Period                                                             75,671,601.58

     4.10 The amount of Series Principal Account Losses
          for the Due Period                                                              0.00

     4.11 The amount of Investor Dealer Note Losses for
          the Due Period                                                               (111.58)

     4.12 The amount of Investor Finance Charge Collections
          for the Due Period                                                      1,012,445.78

     4.13 The amount of Investor Principal Collections for
          the Due Period                                                         67,604,897.27

     4.14 The amount of Available Certificateholder's Interest
          Collections for the Due Period                                          1,022,463.13

     4.15 The amount of Series 2003-1 Shared Principal
          Collections for the Due Period                                         67,604,897.27

     4.16 The aggregate amount of the Series 2003-1 Principal
          Shortfall, if any, for the Due Period                                           0.00

     4.17 The Seller's Percentage for the Due Period                                    10.66%

     4.18 The Excess Seller's Percentage for the Due Period                              3.09%

     4.19 The aggregate amount of Seller's Principal Collections
          for the Due Period                                                      8,066,592.73

     4.20 The amount of Available Seller's Finance Charge
          Collections for the Due Period                                            119,784.55

     4.21 The aggregate amount of Available Seller's Principal
          Collections for the Due Period                                          5,728,340.24

     4.22 The aggregate amount of Excess Seller's Principal
          Collections for the Due Period                                          2,338,252.49

     4.23 The Controlled Amortization Amount, if applicable,
          for the Due Period                                                              0.00

     4.24 The Minimum Series 2003-1 Master Trust Seller's
          Interest as of the Distribution Date (after giving
          effect to the transactions set forth in Article IV
          of the Supplement)                                                     25,440,000.00

     4.25 The Series 2003-1 Allocation Percentage for
          the Due Period                                                                24.98%

     4.26 The Floating Allocation Percentage for the
          Due Period                                                                    89.34%

     4.27 The Principal Allocation Percentage, if applicable,
          for the Due Period                                                             0.00%

     4.28 The total amount to be distributed on the Series
          2003-1 Certificates on the Distribution Date                              446,185.54

     4.29 The total amount, if any, to be distributed on the Series
          2003-1 Certificates on the Distribution Date
          allocable to the Invested Amount                                                0.00

     4.30 The total amount, if any, to be distributed on
          the Series 2003-1 Certificates on the Distribution
          Date allocable to interest on the Series 2003-1
          Certificates                                                              265,105.97

     4.31 The Draw Amount as of the Transfer Date                                         0.00

     4.32 The amount of Investor Charge-Offs as of
          Transfer Date                                                                   0.00

     4.33 The amount of reimbursement of Investor Charge-
          Offs as of the Transfer Date                                                    0.00

     4.34 The amount of the Investor Servicing Fee to be
          paid on such Distribution Date                                            181,079.57

     4.35 The aggregate amount of funds on deposit in
          the Series Principal Account as of the end of the
          last day of the Due Period (after giving effect to the
          payments and adjustments made pursuant to Article
          IV of the Supplement and of the Agreement)                                      0.00

     4.36 The aggregate amount of funds on deposit in the
          Spread Account as of the end of the last day of
          the Due Period (after giving effect to payments and
          adjustments made pursuant to Article IV of the
          Supplement and the Agreement)                                           2,650,000.00

     4.37 Eligible Investments in the Series Principal Account:
          a.  The aggregate amount of funds invested in Eligible Investments              0.00
          b.  Description of each Eligible Investment:                                      NA
          c.  The rate of interest applicable to each such Eligible Investment         _______%
          d.  The rating of each such Eligible Investment                                   NA

     4.38 Eligible Investments in the Liquidity Reserve Account:
          a.  The aggregate amount of funds invested in Eligible Investments              0.00
          b.  Description of each Eligible Investment:                                      NA
          c.  The rate of interest applicable to each such Eligible Investment         _______%
          d.  The rating of each such Eligible Investment                                   NA

     4.39 The amount of Excess Interest Collections for the Due Period              571,558.35

     4.40 The amount of Investor Principal Collections treated
          as Shared Principal Collections for the Due Period                     67,604,897.27

     4.41 The amount of Excess Interest Collections for the
          Due Period allocated to other Series                                        4,719.24

     4.42 The amount of Investor Principal Collections treated
          as Shared Principal Collections for the Due Period
          allocated to Other Series                                                       0.00

     4.43 The percentages and all other information calculated
          pursuant to Section 6.01 of the Supplement                            See Exhibit "A"

     4.44 The amount of Remaining Available Seller's Principal
           Collections for the Due Period                                                 0.00

     4.45 The amount of Series 2003-1 Shared Seller's Principal
          Collections for the Due Period                                          8,066,592.73

     4.46 The aggregate amount of Shared Seller's Principal
          Collections from Other Series for the Due Period                       32,111,590.24

     4.47 The amount of all Shared Seller's Principal Collections
          allocated to Series 2003-1 for the Due Period                                   0.00

     4.48 The aggregate amount of all Shared Seller's Principal
          Collections allocated to Other Series for the Due Period                        0.00

      5.0 Class A Certificate Information.

      5.1 The Class A Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                               200,000,000.00

      5.2 The total amount to be distributed on the Class A Certificates
          on the Distribution Date - includes Investor Servicing Fee plus           412,156.17
          the Investor Interest Payment

      5.3 The total amount, if any, to be distributed on the Class A
          Certificates on the Distribution Date allocable to the
          Class A Invested Amount                                                         0.00

      5.4 The total amount, if any, to be distributed on the Class A
          Certificates on the Distribution Date allocable to interest
          on the Class A Certificates                                               241,326.39

      5.5 The amount of Class A Certificateholder Charge-Offs
          as of the Transfer Date                                                         0.00

      5.6 The amount of reimbursement of Class A Certificateholder
          Charge-Offs as of the Transfer Date                                             0.00

      6.0 Class B Certificate Information.

      6.1 The Class B Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                12,000,000.00

      6.2 The total amount to be distributed on the Class B Certificates
          on the Distribution Date - includes Investor Servicing Fee plus            34,029.37
          the Investor Interest Payment

      6.3 The total amount, if any, to be distributed on the Class B
          Certificates on the Distribution Date allocable to the
          Class B Invested Amount                                                         0.00

      6.4 The total amount, if any, to be distributed on the Class B
          Certificates on the Distribution Date allocable to interest
          on the Class B Certificates                                                23,779.58

      6.5 The amount of Class B Certificateholder Charge-Offs
          as of the Transfer Date                                                         0.00

      6.6 The amount of reimbursement of Class B Certificateholder
          Charge-Offs as of the Transfer Date                                             0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                     Exhibit 20.4(A)
                                                     Series 2003 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO
                                                                                                                         ----------

                                             2 Months Past :      3.58%
                                             1 Month Past :       3.74%
                                             Current Month :      3.58%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO
                                                                                                                         ----------

                                        Master Trust Seller's Interest:  $135,087,747.65

                                Master Trust Minimum Seller's Interest:  $125,749,498.44

            (k)Turnover Ratio less than 1.7?                                                                                NO
                                                                                                                         ----------

                                    Turnover Ratio: 3.77

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO
                                                                                                                         ----------

                            Dealer Note Loss Ratio: 0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                                 NO
                                                                                                                         ----------

                       Used Financed Vehicle Ratio: 5.05%

====================================================================================================================================

                                                                 EXHIBIT B
                                               Navistar Financial Dealer Note Master Trust
                                                                Series Data
                                                for the June 25, 2004 Distribution Date

                                                       1995-1           1998-1            2000-1

Aggregate amount of Collections                   77,096,591.95     76,778,261.80     76,804,851.84
Aggregate amount of Interest Collections           1,137,554.86      1,132,857.92      1,133,250.25
Aggregate amount of Principal Collections         75,959,037.09     75,645,403.88     75,671,601.58
Allocation From / (To) Other Series                   (4,530.47)        (4,719.24)        (4,908.01)

Series Allocation Percentage                        25.0733216%       24.9697944%       24.9784420%
Floating Allocation Percentage                           83.97%            84.31%            89.34%
Principal Allocation Percentage                           0.00%             0.00%             0.00%

Total amount Distributed                             241,326.39        217,215.28        249,778.20

Total amount of such distribution allocable
to the Invested Amount of Series                           0.00              0.00              0.00

Total amount of such distribution allocable
to interest on the Series Certificates               241,326.39        217,215.28        249,778.20

Gross Dealer Note Losses                                   0.00              0.00              0.00

Recoveries on Dealer Note Losses                         125.37            124.85            124.89

Amt of Series allocable Dealer Note Losses/(Recoveries  (125.37)          (124.85)          (124.89)
- Investor portion of Dealer Note Losses/(Recoveries)   (105.27)          (105.26)          (111.58)
- Seller portion of Dealer Note Losses/(Recoveries)      (20.10)           (19.59)           (13.31)

Draw Amount                                                0.00              0.00              0.00

Investor Charge Offs                                       0.00              0.00              0.00

Reimbursement of Investor Charge Offs                      0.00              0.00              0.00

Monthly Servicing Fee
-   Series Allocation  -  Servicing Fee              203,455.78        202,615.71        202,685.88
-        Investor Servicing Fee                      170,841.82        170,825.31        181,079.57
-       Seller Servicing Fee                          32,613.96         31,790.40         21,606.31

Controlled Amortization Amount                             0.00              0.00              0.00

Invested Amount prior to Distribution Date       200,000,000.00    200,000,000.00    212,000,000.00
Invested Amount after Distribution Date          200,000,000.00    200,000,000.00    212,000,000.00

Invested Amount                                  200,000,000.00    200,000,000.00    212,000,000.00
Available Subordinated Amount                     31,000,000.00     31,000,000.00     19,080,000.00
Negative Carry Subordinated Amount                   869,498.44                NA                NA
Other                                                      0.00              0.00              0.00
Adjusted Invested Amount                         231,869,498.44    231,000,000.00    231,080,000.00

Required Excess Seller's Interest                  6,000,000.00      6,000,000.00      6,360,000.00

Beginning Spread Account Balance                   2,500,000.00      2,500,000.00      2,650,000.00
    Withdrawals from Spread Account (-) Interest      (1,913.41)        (1,913.77)        (2,029.25)
    Deposits to Spread Account (+) Interest            1,913.41          1,913.77          2,029.25
Spread Account balance as of the close of
business on the Distribution date                  2,500,000.00      2,500,000.00      2,650,000.00

Series Principal Acct Balance as of the
    end of Due Period                                      0.00              0.00              0.00

-----------------------------------------------------------------------------------------------------------------------------------

                                                            EXHIBIT B (Con't)
                                            Navistar Financial Dealer Note Master Trust
                                                             Series Data
                                              for the June 25, 2004 Distribution Date

                                                        2003-1              2000-VFC           Total

 1. Aggregate amount of Collections                    76,804,851.84             0.00    307,484,557.43
    Aggregate amount of Interest Collections            1,133,250.25             0.00      4,536,913.29
    Aggregate amount of Principal Collections          75,671,601.58             0.00    302,947,644.14
    Allocation From / (To) Other Series                    (4,719.24)       18,876.97              0.00

 2. Series Allocation Percentage                         24.9784420%       0.0000000%       100.000000%
    Floating Allocation Percentage                            89.34%            0.00%               N/A
    Principal Allocation Percentage                            0.00%            0.00%             0.00%

 3. Total amount Distributed                              265,105.97        19,053.73        992,479.57

 4. Total amount of such distribution allocable
    to the Invested Amount of Series                            0.00             0.00              0.00

 5. Total amount of such distribution allocable
    to interest on the Series Certificates                265,105.97        19,053.73        992,479.57

 6. Gross Dealer Note Losses                                    0.00             0.00              0.00

 7. Recoveries on Dealer Note Losses                          124.89             0.00            500.00

 8. Amt of Series allocable Dealer Note Losses/(Recoveries)  (124.89)            0.00           (500.00)
    - Investor portion of Dealer Note Losses/(Recoveries)    (111.58)            0.00           (433.69)
    - Seller portion of Dealer Note Losses/(Recoveries)       (13.31)            0.00            (66.31)

 9. Draw Amount                                                 0.00             0.00              0.00

10. Investor Charge Offs                                        0.00             0.00              0.00

11. Reimbursement of Investor Charge Offs                       0.00             0.00              0.00

12. Monthly Servicing Fee
    -   Series Allocation  -  Servicing Fee               202,685.88             0.00        811,443.25
    -        Investor Servicing Fee                       181,079.57             0.00        703,826.25
    -       Seller Servicing Fee                           21,606.31             0.00        107,617.00

13. Controlled Amortization Amount                              0.00             0.00              0.00

14. Invested Amount prior to Distribution Date        212,000,000.00             0.00    824,000,000.00
    Invested Amount after Distribution Date           212,000,000.00             0.00    824,000,000.00

15. Invested Amount                                   212,000,000.00             0.00    824,000,000.00
    Available Subordinated Amount                      19,080,000.00             0.00    100,160,000.00
    Negative Carry Subordinated Amount                            NA               NA        869,498.44
    Other                                                       0.00             0.00              0.00
    Adjusted Invested Amount                          231,080,000.00             0.00    925,029,498.44

    Required Excess Seller's Interest                   6,360,000.00             0.00     24,720,000.00

16. Beginning Spread Account Balance                    2,650,000.00             0.00     10,300,000.00
        Withdrawals from Spread Account (-) Interest       (2,028.18)         (176.76)        (8,061.37)
        Deposits to Spread Account (+) Interest             2,028.18           176.76          8,061.37
    Spread Account balance as of the close of
    business on the Distribution date                   2,650,000.00             0.00     10,300,000.00

17. Series Principal Acct Balance as of the end
        of Due Period                                           0.00             0.00              0.00

18. Delinquency on Serviced Portfolio
                                      30 - 59 Days                                                0.01%
                                      60 - 89 Days                                                0.03%
                                         90+  Days                                                0.10%

19. Master Trust Receivables Balance                                                    $973,731,897.85

====================================================================================================================================